Summary Prospectus Supplement dated April 21, 2020
The purpose of this supplement is to provide you with changes to the current Summary Prospectus for the Fund listed below:
Invesco Low Volatility Equity Yield Fund
This supplement amends the Summary Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.
The following information replaces the table in its entirety under the heading “Management of the Fund” in the prospectus:
Portfolio Managers	Title	Length of Service on the Fund
Tarun Gupta	Portfolio Manager	2020
Anthony Munchak	Portfolio Manager	2013
Glen Murphy	Portfolio Manager	2010
Francis Orlando	Portfolio Manager	2013
Jerry Sun	Portfolio Manager	2020
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